Securities Act File No. 33-56094

                                  PILGRIM FUNDS

                       SUPPLEMENT DATED SEPTEMBER 15, 2000
            TO THE CLASS A, B, C, M AND T INTERNATIONAL EQUITY FUNDS
                         PROSPECTUS DATED JULY 31, 2000

DECLARATION OF DIVIDEND - PILGRIM INTERNATIONAL CORE GROWTH FUND

     On September 14, 2000, the Board of Trustees of the Pilgrim International Core Growth Fund (the "Fund"), a series of Pilgrim Mutual Funds, declared a dividend from income and undistributed net capital gains. As of that date, the total short term capital gain dividend was $571,660, and the total long term capital gain dividend was $642,546. Per share amounts will be determined on the record date, as defined below. The total net assets of the Fund as of September 14, 2000 was $85,380,339. The distribution as a percentage (%) of net assets was 1.42%.

     The ex-dividend, calculation and re-investment date of the dividend will be November 16, 2000, and the payable date will be November 20, 2000, to shareholders of record as of November 15, 2000 ("Record Date"). The Fund may declare an additional dividend by November 15, 2000, depending on the amount of additional gains, if any. Accordingly, it is expected that the Fund will distribute a dividend on November 16, 2000 in an amount of at least the amount shown above, although the amount of the distribution may be greater.

     Generally, dividends and distributions are taxable to shareholders who are subject to tax whether received in cash or reinvested in shares of the Fund. Shareholders will be notified as to the federal tax status of dividends and distributions they receive and any tax withheld thereon in January 20001.
Distributions by the Fund reduce the net asset value of the Fund's shares. Investors should be careful to consider the tax implication of buying shares just prior to a distribution by the Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution. Investors should consult their tax advisors for further information on the tax consequences of their investment.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE